UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement
[_] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)
    (2))
[_] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant toss. ss.240.14a-12


                               EXTERRA ENERGY INC.
                 ----------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[_]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

          1)   Title of each class of securities to which transaction applies:

          2)   Aggregate number of securities to which transaction applies:

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          4)   Proposed maximum aggregate value of transaction:

          5)   Total fee paid:

[_]   Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:

          2)   Form, Schedule or Registration Statement No.:

          3)   Filing Party

          4)   Date Filed:

                               EXTERRA ENERGY INC.
                         1717 St. James Place, Suite 205
                              Houston, Texas 77056
                                 (713) 877-8847



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD THURSDAY, DECEMBER 11, 2008


To the Stockholders of Exterra Energy Inc.:


     The Annual Meeting of Stockholders of Exterra Energy Inc. (the "Company") will be held at the Marriott Courtyard, 2900 Sage, Houston, Texas, 77056, at 10:00 A.M. on Thursday, December 11, 2008, for the following purposes:

(1) To elect five Directors of the Company to hold office until the next Annual Meeting of Stockholders and until their successors have been duly elected and qualified;

(2) Approve the Exterra Energy Inc. Stock Option Plan and to reserve 3,000,000 shares of common stock for the issuance thereunder;

(3) Approve an Amendment to the Articles of Incorporation of the Company which increases the aggregate number of shares which the Company shall have the authority to issue from 75,000,000 to 76,000,000 shares, of which 75,000,000 shares are to be common stock of a par value of $0.001 each and 1,000,000 shares shall be preferred stock with a par value of $0.001 each, which series, rights and preferences shall be set by the Company's Board of Directors;

(4)  The ratification of the Star of Texas asset acquisition;

(5) The ratification of the issuance of shares of common stock for the settlement of debts and obligations resulting from the Star of Texas asset acquisition;

(6) To ratify the selection and appointment by the Company's Board of Directors of Malone & Bailey, PC, independent auditors, as auditors for the Company for the year ending May 31, 2009; and

(7) To consider and transact such other business as may properly come before the meeting or any adjournments thereof.

     A Proxy Statement, form of Proxy and the Annual Report to Stockholders of the Company for the year ended May 31, 2008 are enclosed herewith. Only holders of record of Common Stock at the close of business on October 27, 2008 will be entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. A complete list of the stockholders entitled to vote will be available for inspection by any stockholder during the meeting; in addition, the list will be open for examination by any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting at the office of the Secretary of the Company, located at 1717 St. James Place, Suite 205, Houston, Texas 77056.

Houston, Texas                               By Order of the Board of Directors,
November 10, 2008
                                             James D. Romano
                                             Secretary



All stockholders are cordially invited to attend the Meeting. If you do not expect to be present, please sign and date the enclosed form of Proxy and return it promptly using the enclosed envelope. No postage is required if mailed in the United States. Any person giving a Proxy has the power to revoke it at any time prior to its exercise and if present at the Meeting may withdraw it and vote in person. Attendance at the Meeting is limited to stockholders, their proxies and invited guests of the Company.

                               EXTERRA ENERGY INC.
                         1717 St. James Place, Suite 205
                              Houston, Texas 77056
                                 (713) 877-8847

                                 PROXY STATEMENT

                                November 10, 2008

           QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

     We have sent you this proxy statement and the enclosed proxy card because the Board of Directors of Exterra Energy Inc. is soliciting your proxy to vote at the 2008 Annual Meeting of Stockholders including at any adjournments or postponements of the meeting. You are invited to attend the annual meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy.

     The Company intends to mail this proxy statement and accompanying proxy card on or about November 10, 2008 to all stockholders of record entitled to vote at the annual meeting.

Who can vote at the annual meeting?

     Only stockholders of record at the close of business on October 27, 2008 will be entitled to vote at the annual meeting. On this record date, there were approximately 29,774,054 shares of common stock outstanding and entitled to vote.

     Stockholder of Record: Shares Registered in Your Name

     If on October 27, 2008, your shares were registered directly in your name with Exterra Energy Inc.'s transfer agent, Holladay Stock Transfer, Inc., then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

     Beneficial Owner: Shares Registered in the Name of a Broker or Bank

     If on October 27, 2008, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in "street name" and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

     There are six matters scheduled for a vote:

     o    Election of five Directors;

     o Approval of the Exterra Energy Inc. Stock Option Plan and to reserve 3,000,000 shares of common stock for the issuance thereunder;

     o Approval of an Amendment to the Articles of Incorporation of the Company which increases the aggregate number of shares which the Company shall have the authority to issue from 75,000,000 to 76,000,000 shares, of which 75,000,000 shares are to be common stock of a par value of $0.001 each and 1,000,000 shares shall be preferred stock with a par value of $0.001 each, which series, rights and preferences shall be set by the Company's Board of Directors;

     o    Ratification of the Star of Texas asset acquisition;

     o Ratification of the issuance of shares of common stock for the settlement of debts and obligations resulting from the Star of Texas asset acquisition; and

     o Ratification of Malone & Bailey, PC as independent auditors of the Company for its fiscal year ending May 31, 2008;

How do I vote?

     You may either vote "For" all the nominees to the Board of Directors or you may "Withhold" your vote for any nominee you specify. For each of the other matters to be voted on, you may vote "For" or "Against" or abstain from voting. The procedures for voting are fairly simple:

     Stockholder of Record: Shares Registered in Your Name

     If you are a stockholder of record, you may vote in person at the annual meeting or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person even if you have already voted by proxy.

     o To vote in person, come to the annual meeting and we will give you a ballot when you arrive.

     o To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the annual meeting, we will vote your shares as you direct.

     Beneficial Owner: Shares Registered in the Name of Broker or Bank

     If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from Exterra Energy Inc. Simply complete and mail the proxy card to ensure that your vote is counted. To vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How many votes do I have?

     Each share of common stock entitles the holder as of October 27, 2008 to one vote on any matter coming before the 2008 Annual Meeting of Stockholders.

What if I return a proxy card but do not make specific choices?

     If you return a signed and dated proxy card without marking any voting selections, your shares will be voted "FOR" the election of all five nominees for Director; "FOR the approval of the Stock Option Plan, "FOR" the authorization of the preferred stock, "FOR" the ratification of the Star of Texas assets, "FOR" the ratification of the stock for debt settlement, and "FOR" the ratification of Malone & Bailey, PC as independent auditors of the Company for its fiscal year ending May 31, 2009. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

     We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our Directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may, however, reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one proxy card?

     If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

     Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

     o You may submit another properly completed proxy card with a later date.

     o You may send a timely written notice that you are revoking your proxy to Exterra Energy Inc.'s Secretary at 1717 St. James Place, Suite 205, Houston, Texas 77056.

     o You may attend the annual meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

     If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

When are stockholder proposals due for next year's annual meeting?

     To be considered for inclusion in next year's proxy materials, your proposal must be submitted in writing by May 31, 2009. If you wish to bring a matter before the stockholders at next year's annual meeting and you do not notify the Company a reasonable time before the Company sends its proxy materials for the 2009 Annual Meeting of Stockholders, for all proxies we receive, the proxyholders will have discretionary authority to vote on the matter, including discretionary authority to vote in opposition to the matter.

How are votes counted?

     Votes will be counted by the inspector of election appointed for the meeting, who will separately count "For" and "Withhold," abstentions and broker non-votes and, with respect to proposals other than the election of Directors, "Against" votes. Abstentions will be counted towards the vote total for each proposal, and will have the same effect as "Against" votes, when applicable. Broker non-votes have no effect and will not be counted towards the vote total for any proposal.

What are "broker non-votes"?

     Broker non-votes occur when a beneficial owner of shares held in "street name" does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed "non-routine." Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be "routine," but not with respect to "non-routine" matters.

How many votes are needed to approve each proposal?

     o For the election of Directors, the five nominees receiving the most "For" votes (from the holders of votes of shares present in person or represented by proxy and entitled to vote on the election of Directors) will be elected. Only votes "For" or "Withheld" will affect the outcome.

     o To be approved, Proposal No. 2: the approval of the Stock Option Plan must receive "For" votes from the holders of a majority of shares present and entitled to vote either in person or by proxy. If you "Abstain" from voting, it will have the same effect as an "Against" vote. Broker non-votes will have no effect.

     o To be approved, Proposal No. 3: the approval of the Amendment to the Articles of Incorporation to authorize preferred shares must receive "For" votes from the holders of a majority of shares present and entitled to vote either in person or by proxy. If you "Abstain" from voting, it will have the same effect as an "Against" vote. Broker non-votes will have no effect.

     o To be approved, Proposal No. 4: the Ratification of the Star of Texas asset acquisition must receive "For" votes from the holders of a majority of shares present and entitled to vote either in person or by proxy. If you "Abstain" from voting, it will have the same effect as an "Against" vote. Broker non-votes will have no effect.

     o To be approved, Proposal No. 5: the Ratification of the issuance of shares of common stock for the settlement of debts and obligations resulting from the Star of Texas asset acquisition must receive "For" votes from the holders of a majority of shares present and entitled to vote either in person or by proxy. If you "Abstain" from voting, it will have the same effect as an "Against" vote. Broker non-votes will have no effect.

     o To be approved, Proposal No. 6: the Ratification of Malone & Bailey, PC as independent auditors of the Company for its fiscal year ending May 31, 2008 must receive "For" votes from the holders of a majority of shares present and entitled to vote either in person or by proxy. If you "Abstain" from voting, it will have the same effect as an "Against" vote. Broker non-votes will have no effect.

What is the quorum requirement?

     A quorum of stockholders for each action to be voted upon at the 2008 Annual Meeting of Stockholders must be present. A quorum for each action will be present if stockholders holding at least a majority of the outstanding shares entitled to cast a vote on such action are present at the meeting in person or represented by proxy. On the record date, there were approximately 29,774,054 shares outstanding and entitled to vote on each of the actions to be voted upon. Thus, the holders of approximately 15,184,768 shares must be present in person or represented by proxy at the meeting to have a quorum.

     Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present at the meeting in person or represented by proxy may adjourn the meeting to another date.

How can I find out the results of the voting at the annual meeting?

     Preliminary voting results will be announced at the annual meeting. Final voting results will be published on the Company's website, announced to the financial press and published in the Company's annual report on Form 10-K for fiscal year ended May 31, 2009.

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Exterra Energy Inc. (the "Company") of proxies in the form enclosed. Such Proxies will be voted at the Annual Meeting of Stockholders of the Company to be held at Marriott Courtyard, 2900 Sage, Houston, Texas 77056, at 10:00 A.M. on Thursday, December 11, 2008 (the "Meeting") and at any adjournments thereof for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

     This Proxy Statement and accompanying Proxy are being mailed on or about November 10, 2008 to all stockholders of record on October 27, 2008 (the "Record Date").

     Any stockholder giving a Proxy has the power to revoke the same at any time before it is voted. The cost of soliciting Proxies will be borne by the Company. The Company has no contract or arrangement with any party in connection with the solicitation of proxies. Following the mailing of the Proxy materials, solicitation of Proxies may be made by officers and employees of the Company by mail, telephone, telegram or personal interview. Properly executed Proxies will be voted in accordance with instructions given by stockholders at the places provided for such purpose in the accompanying Proxy. Unless contrary instructions are given by stockholders, it is intended to vote the shares represented by such Proxies for the election of the five nominees for director named herein, for the approval of the Stock Option Plan, for the authorization of the preferred stock, for the ratification of the Star of Texas assets, for the ratification of the stock for debt settlement, and for the selection of Malone & Bailey, PC as independent auditors. The current members of the Board of Directors presently hold voting authority for Common Stock representing an aggregate of 12,804,016 votes, or approximately 43% of the total number of votes eligible to be cast at the Annual Meeting. The members of the Board of Directors have indicated their intention to vote affirmatively on all of the proposals.

                                VOTING SECURITIES

     Stockholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournments thereof. On the Record Date there were 29,774,054 outstanding shares of common stock, par value $0.001 per share (the "Common Stock"). Each holder of Common Stock is entitled to one vote for each share held by such holder. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of


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


Common Stock is necessary to constitute a quorum at the Meeting. Proxies submitted which contain abstentions or broker non-votes will be deemed present at the Meeting in determining the presence of a quorum.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of September 30, 2008, information regarding the beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of the Company's Common Stock based upon the most recent information available to the Company for (i) each person known by the Company to own beneficially more than five (5%) percent of the Company's outstanding Common Stock, (ii) each of the Company's officers and directors and
(iii) all officers and directors of the Company as a group. Unless otherwise indicated, each stockholder's address is c/o the Company, 1717 St. James Place, Suite 205, Houston, Texas 77056.

                                                    Amount and Nature of
Name and Address of Beneficial Owner                 Beneficial Ownership           Percent of Class
------------------------------------                 -------------------            ----------------
Ray Ledesma                                               9,352,500(1)                  31.41%
James D. Romano                                           1,500,000                      5.04%
John Punzo                                                  596,016(2)                   2.00%
Randall K. Boatright                                      1,050,500                      3.53%
Frank Simmen                                                325,000                      1.09%
All Officers and Directors as a Group                    12,824,016                     43.07%


(1) Ray Ledesma directly owns 1,512,500 restricted common shares (5.08%), Star of Texas Energy Services, Inc. directly owns 40,000 restricted common shares (0.13%), Star of Texas Minerals Resources LLC directly owns 620,000 restricted common shares (2.08%) and Hydro-FX Inc. directly owns 135,000 restricted common shares (0.45%). Mr. Ledesma owns 100% of Star of Texas
     Mineral Resources, LLC and Hydro-FX Inc. Mr. Ledesma is also the trustee of
     SMLL Trust, which holds 100% of the shares of Star of Texas Energy
     Services, Inc., which directly holds 7,045,000 restricted common shares
     (23.66%).

(2)  According to a Management Agreement signed July 1, 2008, Panterra Capital
     Inc., a company held 100% by Mr. Punzo received 500,000 common shares on July 1, 2008 and will receive an additional 500,000 common shares on January 1, 2009.

                                   PROPOSAL 1.
                              ELECTION OF DIRECTORS

     It is the intention of the persons named in the enclosed form of Proxy, unless such form of Proxy specifies otherwise, to nominate and to vote the shares represented by such Proxy for the election as directors of John Punzo, Ray Ledesma, James D. Romano, Randall K. Boatright and Frank Simmen to hold office until the next Annual Meeting of Stockholders or until their respective successors shall have been duly elected and qualified. All of the nominees are presently directors of the Company. The Company has no reason to believe that


                                       7



any of the nominees will become unavailable to serve as directors for any reason before the Annual Meeting. However, in the event that any of them shall become unavailable, the person designated as proxy reserves the right to substitute another person of his choice when voting at the Annual Meeting.

Officers and Directors

     The officers and directors of the Company are as follows:

Name                               Position                                       Director Since             Age
----                               --------                                       --------------             ---

John Punzo                         Chief Executive Officer, Chairman of the       July 1, 2008               53
                                   Board
Ray Ledesma                        Chief Operating Officer, President             December 5, 2006           55
                                   and Director
Randall K. Boatright               Chief Financial Officer, Executive             December 1, 2007           59
                                   Vice President and Director
James D. Romano                    Secretary, Treasurer and Director              November 14, 2006          51
Frank Simmen                       Director                                       October 24, 2007           51

     All directors hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified. There are no agreements with respect to the election of directors. We have compensated our independent director for service by the issuance of 325,000 restricted common shares of the Company. The Board of Directors and the directors are reimbursed for expenses incurred for attendance at meetings of the Board and any committee thereof. Executive officers are appointed annually by the Board and each executive officer serves at the discretion of the Board. There are no family relationships among directors or officers.

     The business experience of each of the persons listed above during the past five years is as follows:

John Punzo, Chairman, CEO & Director

     Since 1981, Mr. Punzo has served as a Director and as President or Chief Executive Officer of several businesses. During this time, Mr. Punzo played a key role in launching, directing and obtaining the funding for a few of these entities into the public markets. Mr. Punzo has assembled a successful team of energy experts, along with experienced accountants, financial and legal advisors to assist his efforts. His experience and corporate leadership, combined with his dedication to ensuring strict compliance and adherence to the rules and regulations of the Securities and Exchange Commission, are a matter of record. In 2002, Mr. Punzo led the restructuring of Sonoran Energy, Inc. into a successful energy company. He departed in 2004 to further develop his energy consultancy and private management group. Most recently, Mr. Punzo was CEO of Wentworth Energy Inc., an East Texas oil and gas exploration company. His experience and corporate leadership, combined with his prior knowledge of the oil and gas industry, make Mr. Punzo not only qualified, but also fully committed to establish Exterra Energy as an industry leader in the oil and gas sector.

Ray Ledesma, President, COO, & Director

     Mr. Ledesma, who has served as a director of Exterra since December 2006, is President of Star Of Texas Energy Services, Inc. He also serves as President of The Legacy Corporation, Hydro-FX, Inc., Star Of Texas Mineral Resources, LLC and is a Managing Member of Barnett Holding, LLC. These entities are in stages of divesting their assets an are not a distraction or burden on his services to Exterra. He is a graduate of Rice University with a BS in Chemical Engineering in 1977. He began his career with Amoco Production Company where he was re-trained as a petroleum reservoir engineer. Mr. Ledesma is the founder of Star Of Texas Energy Services, Inc. He has structured and funded drilling programs that have resulted in over 200 wells and the discovery of five (5) new gas fields. He has drilled and completed over 90 Barnett Shale Wells since 2001. Other experiences of note include providing drilling and engineering consulting services in deep gas plays of western Oklahoma, the Vicksburg gas trend of Starr and Hidalgo Counties, Texas, as well as the Miocene, Frio and Yegua gas trends of the Texas Gulf Coast.

Randall K. Boatright, CFO, EVP & Director

     Most recently Mr. Boatright served as Interim President and Chief Executive Officer, Chief Financial Officer and Director of Dexterity Surgical, Inc. He has extensive experience in the energy business as he was formerly Executive Vice President, Chief Financial Officer and Director of Abraxas Petroleum Corporation (NASD:AXAS) and Controller of a large private independent oil & gas company. Prior to that, Mr. Boatright practiced accounting with the firm of Coopers & Lybrand LLP. He is a Certified Public Accountant and a graduate of the College of William & Mary in Virginia.

James D. Romano, Corporate Secretary & Director

     Mr. Romano has served as an officer and director of Exterra Energy, Inc. since November 2006. Prior to joining the Company, Mr. Romano founded Horizon Industries Ltd. ("Horizon") in 2003, where he aggressively launched the Company into the oil and gas business in the United States. Mr. Romano acted as President and Director of Horizon, where he led the company through its formative stage to production and cash flow. Mr. Romano resigned as an officer of Horizon in November, 2005 and as a director in February, 2006. For the past 15 years, Mr. Romano has been involved in the management, strategic planning, corporate communications and financing of companies in the oil and gas, as well as mining sectors. He has been instrumental in the due diligence and financing of project acquisitions. Mr. Romano brings a diverse 30 years of business and entrepreneurial skills to the Company.

Frank Simmen, Director

     Since graduating from the University of Texas in 1980 with a Bachelor of Business degree, Mr. Simmen has been involved solely in the oil and gas industry. He began his 27 years of experience as a landman with Ballard Exploration in Houston, Texas. There he concentrated in South Texas, Gulf Coast and in Louisiana overseeing leasing, drilling, completion and operation of wells as well as executing acquisitions, divestitures and negotiating farm-ins and farm-outs with major oil companies. Prior to founding his own company, Jackson and Simmen Drilling, Inc., he served 12 years from 1998-2003 as Vice President with McCarthy Oil and Gas. Having a broad knowledge of leasing, drilling and production of oil and natural gas, Mr. Simmen purchased a drilling rig in the Fort Worth Basin in 2003 and formed Jackson and Simmen Drilling. His present company, Wolf Island Oil and Gas, L.P., concentrates in the Fort Worth Basin seeking production and exploration opportunities.

Director Independence

     The Board of Directors has determined Frank Simmen to be an "independent director" as defined in Rule 4200(a)(15) of the listing standards of the National Association of Securities Dealers ("the NASD listing standards").

Meetings of the Board of Directors

     The Board of Directors held 15 meetings during the fiscal year ended May 31, 2008. During that fiscal year, each director attended in excess of 75% of both (i) the total number of board meetings held during the period for which he was a director and (ii) the total number of meetings of each committee of the board on which the director served during the period for which he was on the committee.

Committees of the Board of Directors

     The Company does not have committees of the Board. Due to the size of the Company and the resulting efficiency of a Board of Directors that is limited in size, the Board of Directors has determined that it is not necessary or appropriate at this time to establish separate committees.

Compliance With Section 16(a) of the Securities Exchange Act of 1934

     The Company believes that during the fiscal year ended May 31, 2008 all
Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with.

Stockholders Communications With the Board of Directors

     Generally, stockholders who have questions or concerns regarding the Company should contact the Company at 713-877-8847. However, stockholders may communicate with the Board of Directors by sending a letter to Board of Directors of Exterra Energy Inc., c/o Corporate Secretary, 1717 St. James Place, Suite 205, Houston, Texas 77056. Any communications must contain a clear notation indicating that it is a "Stockholder-Board Communication" or a "Stockholder-Director Communication" and must identify the author as a stockholder. The office of the Corporate Secretary will receive the correspondence and forward appropriate correspondence to the Chairman of the Board or to any individual director or directors to whom the communication is directed. The Company reserves the right not to forward to the Board of Directors any communication that is hostile, threatening, illegal, does not reasonably relate to the Company or its business, or is similarly inappropriate. The office of the Corporate Secretary has authority to discard or disregard any inappropriate communication or to take any other action that it deems to be appropriate with respect to any inappropriate communications.

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                  ---------------------------------------------
                         A VOTE IN FAVOR OF EACH NOMINEE
                         -------------------------------

                      COMPENSATION DISCUSSION AND ANALYSIS

     See Item 11 in the accompanying 10-K Annual Report.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     See Item 13 in the accompanying 10-K Annual Report.


                                   PROPOSAL 2.
                APPROVAL OF THE EXTERRA ENERGY STOCK OPTION PLAN

     The Company's Board of Directors adopted a combined incentive stock option and non-statutory stock option plan (the "Plan") on October 27, 2008 that provides for the grant to employees, officers, directors, and consultants of the Company of options to purchase up to 3,000,000 shares of common stock. Options under the Plan may be either "incentive stock options" within the meaning of
Section 422 of the United States Internal Revenue Code of 1986, as amended (the "Code"), or options that do not qualify as incentive stock options ("non-statutory") issued to non-employee directors, employees and consultants of the Company. The Plan is subject to Shareholder ratification. A copy of the Plan is attached hereto as Exhibit A.

Purpose of the Plan

     The purpose of the Plan is to further the interests of the Company by providing incentives for officers and other key employees of the Company as well as consultants and directors of the Company who may be designated for participation in the Plan and to provide additional means of attracting and retaining competent personnel in responsible positions.

Description of the Plan

     Under the Plan, the Board of Directors ("Board") may from time to time grant options to participants entitling the holders thereof to purchase shares of the Company's authorized and unissued common stock up to an aggregate of 3,000,000 shares. Of this aggregate total, 2,250,000 shares shall be designated for offers of Incentive Stock Options to Employees and 750,000 for Non-Statutory Options for Consultants, Directors, and Employees of the Company. If any option granted under the Plan terminates or expires unexercised, the shares released from option may be made the subject of additional options granted under the Plan of the same type as the terminated or expired option. If there is any change in the Company's shares of common stock, as by stock splits, reverse stock splits, stock dividends or recapitalization, the number of shares available for option and the shares subject to option shall be appropriately adjusted by the Board.

     The Board determines those individuals who shall receive options, the time period during which the options may be partially or fully exercised, the number of shares of common stock that may be purchased under each option and the option price.

     The per share exercise price of the common stock subject to incentive and non-qualified stock options granted pursuant to the Plan may not be less than the fair market value of the common stock on the date the option is granted. Under the Plan, the aggregate fair market value (determined as of the date the option is granted) of the common stock that first became exercisable by any employee in any one calendar year pursuant to the exercise of incentive stock options may not exceed $100,000. No person who owns, directly or indirectly, at the time of the granting of an incentive stock option to him, 10% or more of the total combined voting power of all classes of stock of the Company (a "10% Stockholder"), shall be eligible to receive any incentive stock options under the Plan unless the option price is at least 110% of the fair market value of the common stock subject to the option, determined on the date of grant. Non-qualified options are not subject to this limitation.

     No incentive stock option may be transferred by an optionee other than by will or the laws of descent and distribution, and during the lifetime of an optionee, the option will be exercisable only by the optionee. Pursuant to the terms of the Plan, in the event of termination of employment, other than by death or permanent total disability, the options terminate immediately. The Plan provides that upon termination of employment of an optionee by reason of death or permanent, total disability, an option remains exercisable for one year thereafter to the extent it was exercisable on the date of such termination.

     Options under the Plan must be granted within 10 years from the effective date thereof. Incentive stock options granted under the Plan cannot be exercised more than 10 years from the date of grant, except that incentive stock options issued to a 10% Stockholder are limited to five year terms. Any unexercised options under the Plan that expire or that terminate upon an employee's ceasing to be employed with the Company become available once again for issuance.

     All options granted under the Plan provide for the payment of the exercise price in cash equal to the exercise price of the options being exercised.

Grants Under the Plan

     As of November 10, 2008 there have not been any options granted under the Plan.

           THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE FOR
           ----------------------------------------------------------
                          APPROVAL OF THE OPTION PLAN
                          ---------------------------

                                   PROPOSAL 3.
             APPROVAL OF THE AMENDMENT TO ARTICLES OF INCORPORATION
                                 OF THE COMPANY

     The Company is seeking approval of the Amendment to the Articles of Incorporation of the Company which will increase the aggregate number of shares which the Corporation shall have authority to issue from 75,000,000 to 76,000,000 shares, of which 75,000,000 shares are to be common stock, with par value of $0.001, and 1,000,000 shares are to be preferred stock, with par value of $0.001. A copy of the Amendment to the Articles of Incorporation is attached hereto as Exhibit B. The amendment also gives the Board of Directors the authority to set rights and preferences for shares (both common and preferred).

Introduction

     Our Articles of Incorporation currently authorize the issuance of 75,000,000 shares of common stock, par value of $0.001. There is no preferred stock currently authorized.

Description of the Amendment

     On June 19, 2008, our Board of Directors unanimously approved an amendment to the Articles of Incorporation (the "Amendment"), subject to stockholder approval, to increase the number of shares authorized for issuance under the Articles of Incorporation to 76,000,000 shares, of which 75,000,000 shares are to be common stock, with a par value of $0.001, and 1,000,000 shares are to be preferred stock, with a par value of $0.001 and to add 1,000,000 shares of preferred stock, with a par value of $0.001. The Amendment further provides that the Board of Directors of the Company is authorized to issue stock in the Company in one or more classes or one or more series of stock within any class with such rights and preferences as may be set by the Board of Directors by resolution.

     If the Amendment is approved by a majority of stockholders, it will become effective upon its filing with the Secretary of State of the State of Nevada. The Company expects to file the Amendment with the Secretary of State of the State of Nevada very shortly after its approval by stockholders. The authorized but unissued shares would be available for issuance from time to time for such purposes and for such consideration as the Board of Directors may determine to be appropriate without further action by the stockholders, except for those instances in which applicable law or stock exchange rules require stockholder approval.

Purposes of the Amendment

     The primary purpose of the Amendment is to provide additional shares of preferred stock which may be used by us for any number of reasons including, but not limited to, the issuance in connection with future financing activities of the Company; to issue shares upon conversion of other equity or debt securities; for issuance in connection with future corporate acquisitions; or other corporate purposes. The Company currently has no plans to issue any of the newly authorized shares under the Amendment to the Articles.

Other Potential Effects of the Amendment

     Upon filing the Amendment, the Board of Directors may cause the issuance of additional shares of common or preferred stock and set their rights and preferences without further vote of our stockholders, except as provided under Nevada law (or any national securities exchange on which shares of our common stock are then listed or traded). Under our Articles of Incorporation, our stockholders do not have preemptive rights to subscribe to additional securities which may be issued by the Company, which means that current stockholders do not have a prior right to purchase any new issue of our capital stock in order to maintain their proportionate ownership of common stock. In addition, if the Board of Directors elects to issue additional shares of stock, such issuance could have a dilutive effect on the earnings per share, voting power and holdings of current stockholders.

     In addition to the corporate purposes discussed above, the Amendment could, under certain circumstances, have an anti-takeover effect, although this is not the intent of the Board of Directors. For example, the existence of authorized but unissued shares of common or preferred stock could render more difficult or discourage an attempt to obtain control of us by means of a proxy contest, tender offer, merger or otherwise.

          THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR
          -------------------------------------------------------------
               OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION
               -------------------------------------------------

                                   PROPOSAL 4.
               RATIFICATION OF THE STAR OF TEXAS ASSET ACQUISITION

     Although not required under Nevada law or the governance instruments of the Company, the Board of Directors is asking the stockholders to ratify the acquisition of certain Star of Texas and related party assets which occurred in late 2007.

     On September 19, 2007, the Board approved the Company entering into an agreement for the acquisition of certain of the assets of Star of Texas Energy Services, Inc., Star of Texas Minerals Resources LLC, Hydro-FX, Inc. and Barnett Holding, LLC (the "Star of Texas Companies") located in Lago Vista, Texas. Mr. Ray Ledesma was a principal owner of the selling companies and is a shareholder and director of the Company. The assets consist of oil and gas working interests and overriding royalty interests in over 80 wells primarily in North Central Texas (Denton, Wise, Hood, Parker, Jack, Hill and Tarrant Counties) and producing out of the Barnett Shale. The assets also include interests in gathering systems, undeveloped leases, vehicles and office furniture. The purchase price for the assets was $6,000,000.00 payable in shares of restricted common stock of the Company valued at $0.75 per share for a total of 8,000,000 shares.

     On October 17, 2007, the Company completed the acquisition of the assets of the Star of Texas Companies with certain of those assets being held in escrow pending payment of debts and trade obligations owing against such assets. Further information concerning the Star of Texas acquisition can be found in our Company's Annual Report accompanying this Proxy Statement

           THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE FOR
           ----------------------------------------------------------
               RATIFICATION OF THE STAR OF TEXAS ASSET ACQUISITION
               ---------------------------------------------------

                                   PROPOSAL 5.
            RATIFICATION OF THE ISSUANCE OF SHARES OF STOCK FOR DEBT

     Although not required under Nevada law or the governance instruments of the Company, the Board of Directors is asking the stockholders to ratify the issuance of shares of common stock for the settlement of debts and obligations resulting from the Star of Texas asset acquisition.

     On October 2, 2008 the Company sent an offer out to creditors of the Star of Texas Companies (some of whom are asserting claims against the Company as well) offering to settle the obligations owed to them by the Star of Texas Companies which obligations were incurred in developing assets purchased by the Company in the described above under Proposal 4. Most of those obligations were incurred by the Star of Texas Companies for assets which have been held in escrow since the acquisition. The total amount of the Star of Texas Companies liabilities currently exceeds $13.7 million.

     The terms of the offer made by the Company to the Star of Texas Companies vendors was to pay $3 million in cash and issue 11,328,000 share of the Company's common stock to settle all the obligation and claims by those vendors. The offer is subject to all the vendors accepting a settlement and it is currently outstanding.

           THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE FOR
           ----------------------------------------------------------
         RATIFICATION OF THE ISSUANCE OF SHARES OF COMMON STOCK FOR THE
         --------------------------------------------------------------
         SETTLEMENT OF DEBTS AND OBLIGATIONS RESULTING FROM THE STAR OF
         --------------------------------------------------------------
                            TEXAS ASSET ACQUISITION
                            -----------------------

                                   PROPOSAL 6.
               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     Subject to approval by the stockholders, the Board of Directors has appointed Malone & Bailey, PC as the independent auditors to audit the financial statements of the Company for the fiscal year ending May 31, 2009. Malone & Bailey, PC also served as the Company's auditors for the fiscal year ended May 31, 2008. It is expected that a representative of Malone & Bailey, PC will be present at the Annual Meeting with the opportunity to make a statement if he desires to do so and to be available to respond to appropriate questions from stockholders.

     In the event that the stockholders fail to ratify this appointment, other certified public accountants will be considered by the Board of Directors. Even if this appointment is ratified, our Board of Directors, in its discretion, may direct the appointment of a new independent accounting firm at any time during the year, if the Board believes that such a change would be in the best interest of the Company and its stockholders.

           THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE FOR
           ----------------------------------------------------------
           RATIFICATION OF THE APPOINTMENT OF MALONE & BAILEY, PC AS
           ---------------------------------------------------------
                              INDEPENDENT AUDITORS
                              --------------------

                                  VOTE REQUIRED

     Election of Directors. Directors will be elected at the meeting by a plurality of the votes cast (i.e., the five nominees receiving the greatest number of votes will be elected as Directors).

     Approval of Stock Option Plan. Approval of the Exterra Energy Inc. Stock Option Plan together with the reservation of 3,000,000 shares of common stock for issuance thereunder requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the matter. Abstentions will have the same effect as a vote against such ratification, whereas broker non-votes and shares not represented at the meeting will not be counted for purposes of determining whether such ratification has been approved.

     Approval of amendment to the Articles of Incorporation to Add 1,000,000 shares of Preferred Stock. Approval of the amendment to add 1,000,000 shares of preferred stock requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the matter. Abstentions will have the same effect as a vote against such ratification, whereas broker non-votes and shares not represented at the meeting will not be counted for purposes of determining whether such ratification has been approved.

     Ratification of the both the Star of Texas Asset Acquisition and Stock for Debt Settlement. Although not required by Nevada law of the Company's governance documents, the Board of Directors is seeking ratification of the Star of Texas asset acquisition and the stock for debt settlement offer involving some of the Star of Texas assets. The Board of Directors is requesting an affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the matter. Abstentions will have the same effect as a vote against such ratification, whereas broker non-votes and shares not represented at the meeting will not be counted for purposes of determining whether such ratification has been approved.

     Ratification of the Appointment of Independent Auditors. The appointment of Malone & Bailey, PC as independent auditors requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the matter. Abstentions will have the same effect as a vote against such ratification, whereas broker non-votes and shares not represented at the meeting will not be counted for purposes of determining whether such ratification has been approved.

                             EXPENSE OF SOLICITATION

     The cost of soliciting proxies, which also includes the preparation, printing and mailing of the Proxy Statement, will be borne by the Company. Solicitation will be made by the Company primarily through the mail, but regular employees of the Company may solicit proxies personally, by telephone or telegram. The Company will request brokers and nominees to obtain voting instructions of beneficial owners of the stock registered in their names and will reimburse them for any expenses incurred in connection therewith.

                            PROPOSALS OF STOCKHOLDERS

     Stockholders of the Company who intend to present a proposal for action at the next Annual Meeting of Stockholders of the Company must notify the Company's management of such intention by notice in writing received at the Company's principal executive offices on or before May 31, 2009 in order for such proposal to be included in the Company's Proxy Statement and form of proxy relating to such Meeting. Stockholders who wish to present a proposal for action at the next Annual Meeting are advised to contact the Company as soon as possible in order to permit the inclusion of any proposal in the Company's proxy statement.

                                  ANNUAL REPORT

     A copy of our Annual Report on Form 10-K for the Fiscal Year ended May 31, 2008, has been mailed concurrently with this Proxy statement to all stockholders entitled to notice of and to vote at the Annual Meeting.

                                  OTHER MATTERS

     The Company knows of no items of business that are expected to be presented for consideration at the Annual Meeting which are not enumerated herein. However, if other matters properly come before the Meeting, it is intended that the person named in the accompanying Proxy will vote thereon in accordance with his best judgement.

     PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

Houston, Texas                               By Order of the Board of Directors
November 10, 2008

                                             James D. Romano, Secretary

FORM OF PROXY


                               EXTERRA ENERGY INC.
                         ANNUAL MEETING OF STOCKHOLDERS
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned Stockholder of Common Stock of Exterra Energy Inc. (the "Company") hereby revokes all previous proxies, acknowledges receipt of the Notice of the Meeting of Stockholders to be held on Thursday, December 11, 2008 and hereby appoints James D. Romano, as proxies of the undersigned, with full power of substitution, to vote and otherwise represent all of the shares of the undersigned in the Company at said meeting and at any adjournments thereof with the same effect as if the undersigned were present and voting the shares. The shares represented by this proxy shall be voted on the following matters and, in their discretion, upon any other business which may properly come before said meeting.

1.       Election of Directors:

         [ ]   For all nominees listed below         [ ]  Withhold authority
               (except as indicated)                      to vote for all
                                                          nominees listed below

          To withhold authority for any individual nominee, strike through that nominee's name in the list below.

         John Punzo                    Ray Ledesma             James D. Romano
         Randall K. Boatright          Frank Simmen

2.       To approve the Exterra Energy Inc. Stock Option Plan.

         [ ]   For    [ ]  Against    [ ]  Abstain

3. To approve an Amendment to the Articles of Incorporation of the Company which increases the aggregate number of shares which the Company shall have the authority to issue from 75,000,000 to 76,000,000 shares, of which 75,000,000 shares are to be common stock of a par value of $0.001 each and 1,000,000 shares shall be preferred stock with a par value of $0.001 each, which series, rights and preferences shall be set by the Company's Board of Directors.

         [ ]   For    [ ]  Against    [ ]  Abstain

4.       Ratification of the Star of Texas asset acquisition;

         [ ]   For    [ ]  Against    [ ]  Abstain

5. Ratification of the issuance of shares of common stock for the settlement of debts and obligations resulting from the Star of Texas asset acquisition;

         [ ]   For    [ ]  Against    [ ]  Abstain

6. Ratification of the selection of Malone & Bailey, PC as independent auditors:

         [ ]   For    [ ]  Against    [ ]  Abstain


THE SHARES REPRESENTED BY THIS PROXY, DULY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN FAVOR OF EACH OF THE ABOVE NOMINEES, FOR THE APPROVAL OF THE STOCK OPTION PLAN, FOR THE AUTHORIZATION OF THE PREFERRED STOCK, FOR THE RATIFICATION OF THE STAR OF TEXAS ASSETS, FOR THE RATIFICATION OF THE STOCK FOR DEBT SETTLEMENT, FOR SELECTION OF MALONE & BAILEY, PC AS INDEPENDENT AUDITORS, AND FOR SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS THE PROXY HOLDERS DEEM ADVISABLE.

Dated: ___________________________, 2008


Signature(s) of Stockholder     ________________________________________________

(Title, if appropriate) ________________________________________________________

     This proxy should be signed by the Stockholder(s) exactly as his or her name appears hereon. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, each owner should sign. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.


                                       20